Unsecured convertible debentures due to shareholders	12 Months Ended
Dec. 31, 2021
Unsecured Convertible Debentures [Abstract]
Unsecured convertible debentures due to shareholders
13. Unsecured convertible debentures due to shareholders
In 2020, the TSX listing net proceeds were used to repay in full the principal amount, outstanding original issue discount and accrued interest, on the unsecured convertible debenture due to shareholders in the amount of $93,384. As part of the offering, $30,180 in principal amount and accrued interest on the unsecured convertible debentures was converted into Class A common shares of the Company.
The movement in the unsecured convertible debentures due to shareholders is as follows:

2020
$
Balance – Beginning of year	109,022
Interest capitalized on unsecured debentures	15,503
Conversion to Class A common shares, Series C	(30,180)
Cash repayment	(93,384)
Other	(961)
Balance – End of year	—